UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  April 26, 2004
                                                          --------------------


     GS Mortgage Securities Corp. (as depositor under the Master Servicing and Trust Agreement, dated as of March 1, 2004 providing for the issuance of GSAMP
Trust  2004-SEA1   Mortgage   Pass-Through   Certificates,   Series   2004-SEA1)
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             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-28              13-6357101
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                       85 Broad Street New York, NY 10004
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                    (Address of principal executive offices)

Registrant's telephone number, including area code : (212) 902-1000
                                                     ------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This  current  report  on Form  8-K  relates  to the  monthly  distribution reported to the holders of GSAMP Trust 2004-SEA1 Mortgage Pass-Through Certificates, Series 2004-SEA1 pursuant to the terms of the Master Servicing and Trust Agreement, dated as of March 1, 2004 among GS Mortgage Securities Corp., as Depositor, Chase Manhattan Mortgage Corporation, as Master Servicer, Wachovia Bank, N.A., as Trustee, and JPMorgan Chase Bank, as Securities Administrator.

     On April 26, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on April 26, 2004 is filed as
               Exhibit 99.1 hereto.

GSAMP Trust 2004-SEA1
Mortgage Pass-Through Certificates, Series 2004-SEA1
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           JPMORGAN CHASE BANK, not in its individual capacity,
                            but solely as Trustee under the Agreement referred to herein

Date: April 29, 2004        By: /s  Annette Marsula
                            --------------------------------------------
                               Annette Marsula
                               Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         April 26, 2004



                                  Exhibit 99.1

             Monthly Certificateholder Statement on April 26, 2004

                              GSAMP TRUST 2004-SEA1
                         STATEMENT TO CERTIFICATEHOLDERS
                                   April 26, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1A       82,409,000.00     82,409,000.00   4,115,234.75    79,112.64     4,194,347.39      0.00         0.00       78,293,765.25
A1B       15,790,000.00     15,790,000.00           0.00    19,421.70        19,421.70      0.00         0.00       15,790,000.00
A2        17,329,000.00     17,329,000.00           0.00    22,614.35        22,614.35      0.00         0.00       17,329,000.00
M1         7,702,000.00      7,702,000.00           0.00    10,628.76        10,628.76      0.00         0.00        7,702,000.00
M2         2,246,000.00      2,246,000.00           0.00     4,194.41         4,194.41      0.00         0.00        2,246,000.00
B1           642,000.00        642,000.00           0.00     1,487.84         1,487.84      0.00         0.00          642,000.00
B2           642,000.00        642,000.00           0.00     1,728.59         1,728.59      0.00         0.00          642,000.00
B3           642,000.00        642,000.00           0.00     1,969.34         1,969.34      0.00         0.00          642,000.00
P                100.00            100.00           0.00    19,119.53        19,119.53      0.00         0.00              100.00
R                  0.00              0.00           0.00         0.00             0.00      0.00         0.00                0.00
TOTALS   127,402,100.00    127,402,100.00   4,115,234.75   160,277.16     4,275,511.91      0.00         0.00      123,286,865.25

X        128,362,619.85    128,362,619.85           0.00   702,538.06       702,538.06         0.00         0.00   124,249,584.90
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     CUSIP         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1A       36228FL46    1,000.00000000    49.93671504     0.96000000    50.89671504      950.06328496      A1A      1.280000 %
A1B       36228FL53    1,000.00000000     0.00000000     1.23000000     1.23000000    1,000.00000000      A1B      1.640000 %
A2        36228FP26    1,000.00000000     0.00000000     1.30500029     1.30500029    1,000.00000000      A2       1.740000 %
M1        36228FL61    1,000.00000000     0.00000000     1.38000000     1.38000000    1,000.00000000      M1       1.840000 %
M2        36228FL79    1,000.00000000     0.00000000     1.86750223     1.86750223    1,000.00000000      M2       2.490000 %
B1        36628FL87    1,000.00000000     0.00000000     2.31750779     2.31750779    1,000.00000000      B1       3.090000 %
B2        36628FL95    1,000.00000000     0.00000000     2.69250779     2.69250779    1,000.00000000      B2       3.590000 %
B3        36228FM29    1,000.00000000     0.00000000     3.06750779     3.06750779    1,000.00000000      B3       4.090000 %
P         36228FM45    1,000.00000000     0.00000000        #######        #######    1,000.00000000      P        0.000000 %
TOTALS                 1,000.00000000    32.30115320     1.25804174    33.55919494      967.69884680

X         36228FM37    1,000.00000000     0.00000000     5.47307355     5.47307355      967.95768928      X        0.000000 %
-----------------------------------------------------------------------------------------------------  ----------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                  JON SARANITI
               JPMorgan Chase Bank - Structured Finance Services
                             4 NY PLAZA, 6TH FLOOR,
                            New York, New York 10004
                              Tel: (212) 623-4527
                              Fax: (212) 623-5930
                       Email: jon.c.saraniti@jpmorgan.com
                    ---------------------------------------

Sec. 7.08(i)    Amount in Certificate Account                                                              4,978,049.94

Sec. 7.08(i)    Principal Distribution Amount

                                        Scheduled Principal Amount                                            83,291.60
                                        Principal Prepayment Amount                                        4,029,743.34

Sec. 7.08(i)    Principal Prepayments
                                                              Payoffs in Full                              1,096,434.84
                                                              Partial Principal Prepayments                2,933,308.50
                                                              Liquidation Proceeds                                 0.00
Sec. 7.08(a)(ii)                        Aggregate Distribution Amount
                                        Total Offered Certificates
                                                              Accrued Certificate Interest                   141,157.61
                                                              Interest Shortfall Carryforward Amount               0.00
                                                              Principal Distribution Amount                4,115,234.75

                                        Total Class A Certificates
                                                              Accrued Certificate Interest                   121,148.69
                                                              Interest Shortfall Carryforward Amount               0.00
                                                              Basis Risk Carry Forward Amount                      0.00
                                                              Principal Distribution Amount                4,115,234.75

                                        Total Class M Certificates
                                                              Accrued Certificate Interest                    14,823.17
                                                              Interest Shortfall Carryforward Amount               0.00
                                                              Basis Risk Carry Forward Amount                      0.00
                                                              Principal Distribution Amount                        0.00

                                        Total Class B Certificates
                                                              Accrued Certificate Interest                     5,185.76
                                                              Interest Shortfall Carryforward Amount               0.00
                                                              Basis Risk Carry Forward Amount                      0.00
                                                              Principal Distribution Amount                        0.00
Sec. 7.08(iii)  Payment Shortfall
                                        Class A1A
                                                              Interest Shortfall                                   0.00
                                                              Principal Shortfall                                  0.00

                                        Class A1B
                                                              Interest Shortfall                                   0.00
                                                              Principal Shortfall                                  0.00

                                        Class A2
                                                              Interest Shortfall                                   0.00
                                                              Principal Shortfall                                  0.00

                                        Class M1
                                                              Interest Shortfall                                   0.00
                                                              Principal Shortfall                                  0.00

                                        Class M2
                                                              Interest Shortfall                                   0.00
                                                              Principal Shortfall                                  0.00

                                        Class B1
                                                              Interest Shortfall                                   0.00
                                                              Principal Shortfall                                  0.00

                                        Class B2
                                                              Interest Shortfall                                   0.00
                                                              Principal Shortfall                                  0.00

                                        Class B3
                                                              Interest Shortfall                                   0.00
                                                              Principal Shortfall                                  0.00

Sec. 7.08(a)(iii)                       LIBOR                                                                   1.09000 %

Sec. 7.08(a)(iv)                        Fees
                                                              Servicer Fee                                      53,484.42
                                                              Master Servicing Fee                               1,604.53

Sec. 7.08(a)(vi)                        Realized Losses For Current Period                                           0.00
                                        Amount of Cumulative Realized Losses                                         0.00
                                        Amount of Applied Realized Losses                                            0.00

Sec. 7.08(xii)  Ending Pool Stated Principal Balance                                                       124,249,584.90

Sec. 7.08(xii)  Number of Mortgage Loans                                                                         1,192.00

Sec. 7.08(xiv)  Gross Weighted Average Interest Rate                                                                 8.42

Sec. 7.08(xv)   Weighted Average Remaining Term                                                                    282.00

Sec. 7.08(xviii)Principal Balance of Largest Mortgage Loan                                                   1,044,784.01

Sec. 7.08(a)(xix) Number, Balance, and Percentage of Delinquent Loans
                                        Number of Loans are 30-59 days delinquent                            46
                                        Balance of Loans are 30-59 days delinquent                 4,056,879.69
                                        Percentage of Loans are 30-59 days delinquent                    3.27 %

                                        Number of Loans are 60-89 days delinquent                            38
                                        Balance of Loans are 60-89 days delinquent                 4,161,275.31
                                        Percentage of Loans are 60-89 days delinquent                    3.35 %

                                        Number of Loans are 90-119 days delinquent                           23
                                        Balance of Loans are 90-119 days delinquent                1,676,596.30
                                        Percentage of Loans are 90-119 days delinquent                   1.35 %

                                        Number of Loans are 120-149 days delinquent                          10
                                        Balance of Loans are 120-149 days delinquent                 711,888.10
                                        Percentage of Loans are 120-149 days delinquent                  0.57 %

                                        Number of Loans are 150-179 days delinquent                          17
                                        Balance of Loans are 150-179 days delinquent               1,389,454.66
                                        Percentage of Loans are 150-179 days delinquent                  1.12 %

                                        Number of Loans are 180 or more days delinquent                     111
                                        Balance of Loans are 180 or more days delinquent           9,540,938.89
                                        Percentage of Loans are 180 or more days delinquent              7.68 %

Sec. 7.08(a)(xx)         Mortgage loans in Foreclosure

Sec. 7.08(a)(xxi)        Mortgage loans in bankruptcy proceedings
                                               Group Totals
                                                                     Principal
                                                Number               Balance                Percentage
                                                          0                    0.00        0.00%

Sec. 7.08(a)(xxi)        Number and Balance of loans in Bankruptcy
                                               Number of Loans are 0-29 days delinquent                         0
                                               Balance of Loans are 0-29 days delinquent                     0.00

                                               Number of Loans are 30-59 days delinquent                        0
                                               Balance of Loans are 30-59 days delinquent                    0.00

                                               Number of Loans are 60-89 days delinquent                        0
                                               Balance of Loans are 60-89 days delinquent                    0.00

                                               Number of Loans are 90-119 days delinquent                       0
                                               Balance of Loans are 90-119 days delinquent                   0.00

                                               Number of Loans are 120-149 days delinquent                      0
                                               Balance of Loans are 120-149 days delinquent                  0.00

                                               Number of Loans are 150-179 days delinquent                      0
                                               Balance of Loans are 150-179 days delinquent                  0.00

                                               Number of Loans are 180 or more days delinquent                  0
                                               Balance of Loans are 180 or more days delinquent              0.00

Sec. 7.08(a)(xxii)       Number and Balance of loans in foreclosure proceedings
                                               Number of Loans are 0-29 days delinquent                         0
                                               Balance of Loans are 0-29 days delinquent                     0.00

                                               Number of Loans are 30-59 days delinquent                        0
                                               Balance of Loans are 30-59 days delinquent                    0.00
                                               Number of Loans are 60-89 days delinquent                        0
                                               Balance of Loans are 60-89 days delinquent                    0.00

                                               Number of Loans are 90-119 days delinquent                       0
                                               Balance of Loans are 90-119 days delinquent                   0.00

                                               Number of Loans are 120-149 days delinquent                      0
                                               Balance of Loans are 120-149 days delinquent                  0.00

                                               Number of Loans are 150-179 days delinquent                      0
                                               Balance of Loans are 150-179 days delinquent                  0.00

                                               Number of Loans are 180 or more days delinquent                  0
                                               Balance of Loans are 180 or more days delinquent              0.00

Sec. 7.08(a)(xxiv)       Number and Balance of REO loans
                                               Group Totals
                                                                     Principal
                                                Number               Balance                Percentage
                                                          0                    0.00             0.00%

Sec. 7.08(a)(xxv)        Book Value of Mortgage loans acquired through foreclosure or grant of a deed            0.00

Sec. 7.08(a)(xxvi)       Number of Mortgage loans                                                               1,192

Sec. 7.08(a)(xxvii)      Aggregate amount from
                                               a. Curtailments                                             248,544.29
                                               b. Voluntary Payoffs                                      1,096,434.84
                                               c. Involuntary Payoffs                                            0.00
                                               d. Mortgage Loans purchased from the Trust                        0.00

Sec. 7.08(a)(xxviii)     Mortgage loans subject to loss mitigation*
                                               Number of loans                                                      0
                                               Principal Balance of loans                                        0.00

Sec. 7.08(a)(xxix)       Mortgage loans under contested because of Section 32 of the Truth in Lending Act*
                                               Number of loans                                                      0
                                               Principal Balance of loans                                        0.00

Sec. 7.08(a)(xxx)        Amount of current Realized Losses*
                                               a. REO Property sold                                              0.00
                                               b. short sale                                                     0.00
                                               c. deed in lieu                                                   0.00
                                               d. no equity second mortgages                                     0.00
                                               e. other                                                          0.00

Sec. 7.08(a)(xxxi)       Number and Pool Balance in Chapter 13 of the US Bankruptcy Code*
                                               a.Number of Loans Currently meeting payment plan                  0.00
                                               a.Balance of Loans Currently meeting payment plan                 0.00

                                               b.Number of Loans 1 to 2 payments behind payment plan             0.00
                                               b.Balance of Loans 1 to 2 payments behind payment plan            0.00

                                               c.Number of Loans 2 to 3 payments behind payment plan             0.00
                                               c.Balance of Loans 2 to 3 payments behind payment plan            0.00

                                               d.Number of Loans greater than 3 payments behind payment plan             0.00
                                               d.Balance of Loans greater than 3 payments behind payment plan            0.00

                                               e.Number of Loans greater than 4 payments behind payment plan             0.00
                                               e.Balance of Loans greater than 4 payments behind payment plan            0.00

                                               f.Number of Loans greater than 5 payments behind payment plan             0.00
                                               f.Balance of Loans greater than 5 payments behind payment plan            0.00

Sec. 7.08(xxxiv)Net Monthly Excess Cashflow                                                                         702,538.06

Sec. 7.08(xxxiv)Overcollateralization
                                        Overcollateralization Amount                                                962,719.65
                                        Specified Overcollateralization Amount                                      962,719.65

Sec. 7.08(xxxi) Step Down Test
                                        Stepdown Date                                                            Not in effect
Sec. 7.08(xxxi) Trigger Event
                                                                                                                            NO
